EXHIBIT 10.13

THE CHARLOTTE  MARDEN 1993 TRUST
1290 South Ocean Boulevard
Palm Beach, Florida 33480



June 29, 2001


nStor Technologies, Inc.
10140 Mesa Rim Road
San Diego, CA  92121

Gentlemen:

The maturity date of the following note due to The Charlotte Marden 1993 Trust from nStor Technologies, Inc. is hereby extended to August 31, 2001:

        Subordinated Promissory Note for $450,000, dated June 7, 2001.

All other terms of the note remain the same.

                                      The Charlotte Marden 1993 Trust

                                      By:  /s/ Bernard A. Marden, Trustee
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